                                                      (As Amended June 11, 1996)

                    MICROFLUIDICS INTERNATIONAL CORPORATION

                  1989 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


          1. Purpose. This plan to be known as the 1989 Non-Employee Director Stock Option Plan (the "1989 Plan") is intended to promote the interests of Microfluidics International Corporation (the "Company") by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors and to demonstrate the Company's appreciation for their service upon the Company's Board of Directors (the "Board").

              The 1989 Plan is intended to accomplish these goals by enabling the Company to grant non-qualified stock options ("Options") to eligible participants. Recipients of such Options are hereafter referred to individually as an "Optionee" and collectively as "Optionees".

          2. Options to be Granted. Under the 1989 Plan, Options are granted that give an Optionee the right for a specified time period to purchase a specified number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock").

          3. Available Shares. The total number of shares of Common Stock for which Options may be granted shall not exceed five hundred thousand (500,000) shares, subject to adjustment in accordance with Section 15 hereof. Shares
                                                 -------
subject to the 1989 Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Options granted under this 1989 Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor revert to the Option pool and continue to be available for grant under the 1989 Plan.

          4. Administration. The 1989 Plan shall be administered by the Board. The Board shall, subject to the provisions of the 1989 Plan, have the power to construe the 1989 Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the 1989 Plan as it may deem desirable.

          5. Option Agreement. Each Option granted under the provisions of this 1989 Plan shall be evidenced by an Option Agreement, in such form as may be approved by the Board, which Agreement shall be duly executed and delivered on behalf of the Company and by the Optionee to whom such Option is granted. The Agreement shall contain such terms, provisions, and conditions not inconsistent with the 1989 Plan as may be determined by the Board.

          6. Eligibility and Limitations. Options may be granted pursuant to the 1989 Plan only to non-employee members of the Board who are not officers of the Company (each, a "Non-Employee Director").

          7. Automatic Grant of Options. On January 23, 1989, each Non-Employee Director shall be automatically granted on such date without further action by the Board an Option to purchase twenty-five thousand (25,000) shares of the Company's Common Stock. On January 2 (or, if such date shall fall on a Saturday, Sunday or holiday when banks in Boston, Massachusetts are not open for business, the first business day thereafter) of each year thereafter each Non-Employee Director shall be automatically granted on such date without further action by the Board an Option to purchase seven thousand five hundred (7,500) shares of the Company's Common Stock. Each Non-Employee Director who is first appointed to the Board by the Board shall be automatically granted, on the date of such appointment without further action by the Board an Option to purchase twenty-five thousand (25,000) shares of the Company's Common Stock, and shall be automatically granted an Option in each year thereafter in accordance with the preceding sentence.

          8.  Validity of the 1989 Plan and Options Granted Hereunder.
Anything in the 1989 Plan to the contrary notwithstanding, the effectiveness of the 1989 Plan and of the grant of Options hereunder are in all respects subject to, and the 1989 Plan and all Options granted under it shall be of no force and effect unless and until, and no Option granted hereunder shall in any way vest or become exercisable in any respect unless and until the occurrence of both
(i) approval of the 1989 Plan by the affirmative vote of the holders of a majority of the Company's shares present in person or by proxy and entitled to vote at a meeting of shareholders at which the 1989 Plan is presented for approval and (ii) receipt by the Company of the written concurrence of the Staff of the Securities and Exchange Commission with the opinions as set forth in a no-action letter, related to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act") and such other matters and in form and substance satisfactory to counsel for the Company. In the event that such approval as aforesaid has not been received on or before December 19, 1989, or in the event that such concurrence has not been received on or before July 31, 1989, then in either such event the 1989 Plan and any Options granted hereunder shall be null and void, and upon the occurrence of both such approval and concurrence as aforesaid, the 1989 Plan shall become effective as of the date of the Board's approval of the 1989 Plan and all such Options granted thereunder shall become effective as of the date of their grant.

          9. Option Price. The purchase price of the stock covered by an Option granted pursuant to the 1989 Plan shall be one hundred percent (100%) of the fair market value of such shares on the day the Option is granted. The Option price will be subject to adjustment in accordance with the provisions of
Section 15 hereof.
-------

              If at the time an Option is granted under the 1989 Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the 1989 Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

          10.  Option Duration.  Except as provided in Section 13, Options
                                                       -------
granted under the 1989 Plan shall expire on a date which is five (5) years after the date of grant of such Options. The 1989 Plan shall terminate when all Options granted hereunder have expired or been exercised, but no earlier than December 19, 1998.

          11. Exercise of Option. Subject to the terms and conditions of the 1989 Plan and the Option Agreement, each Option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Michael A. Lento, President and Treasurer, Microfluidics International Corporation, 30 Ossipee Road, Newton, Massachusetts 02164-9101, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full by any lawful method for such shares; provided, however, that there shall be no
                                      --------  -------
such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the Option, if fewer than one hundred (100) shares. Upon notification from the Company, the Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the Option, shall register the Optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the Optionee as soon as practicable after payment in full of the Option price. The holder of an Option shall not have any rights of a shareholder with respect to the shares covered by the Option, except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the Option.

          12.  Vesting and Non-Transferability of Options.

               (a) Vesting. Options granted under the 1989 Plan shall vest in the Optionee and thus become exercisable, in accordance with the following schedule:

Cumulative number of shares
for which Option is exercisable          Date of vesting
-------------------------------          ---------------

25% of total Option shares               six months and one day after the date
                                         of grant of the Option

50% of total Option shares               first year anniversary of the date of
                                         grant of the Option

75% of total Option shares               second year anniversary of the date of
                                         grant of the Option

100% of total Option shares              third year anniversary of the date of
                                         grant of the Option


The number of shares as to which the Option may be exercised shall be cumulative, so that once the Option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the Option as provided in the 1989 Plan. Notwithstanding the foregoing, an Option shall be exercisable in full upon the occurrence of a Change of Control, as defined in Section 14, provided that such Change of
                                 -------
Control does not occur within six months of the date of grant of an Option.

               (b) Legend on Certificates. The certificates representing shares issued upon exercise of an Option shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws.

               (c) Assignability. No Option granted pursuant to the 1989 Plan shall be assignable or transferable by the grantee except by will or the laws of descent and distribution, and during the lifetime of the grantee each Option shall be exercisable only by him.

          13.  Termination of Options.

               (a) In the event an Optionee ceases to be a member of the Board for any reason other than death or disability any then unexercised Options granted to such Optionee shall, to the extent not then exercisable, immediately terminate and become void, and any portion of an Option which is then exercisable but has not been exercised at the time the

Optionee so ceases to be a member of the Board may be exercised, to the extent it is then exercisable, by the Optionee within a period of ten (10) days following such time the Optionee so ceases to be a member of the Board, but in no event later than the expiration date of the Option.

               Notwithstanding the foregoing provisions, any exercisable but unexercised Options which were granted during the period ending six months immediately prior to the date on which an Optionee so ceases to be a member of the Board shall immediately terminate and become void.

               (b) In the event that an Optionee ceases to be a member of the Board by reason of his or her disability any Option granted to such Optionee may be exercised, to the extent of the number of shares with respect to which an Optionee could have exercised it on the date of such disability, during the period ending six months after the date the Optionee so ceases to be a member of the Board, but in no event later than the expiration date of the Option.

               (c) In the event that an Optionee ceases to be a member of the Board by reason of his or her death, any Option granted to such Optionee may be exercised by the Optionee's personal representative, heir or legatee to the extent of the number of shares with respect to which such Optionee could have exercised the Option on the date of his or her death during the period ending one year after the date the Optionee so ceases to be a member of the Board, which one-year period shall prevail regardless of the stated expiration date of the Option.

          14. Change of Control. A "Change in Control" shall be deemed to have occurred if:

               (a) any "person" as such term is used in Section 13(d) and 14(d) of the 1934 Act (other than (i) the Company, (ii) any subsidiary of the Company,
(iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "beneficial owner" (as defined in Section 13(d) of the 1934 Act), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that in determining such percentage
                        --------  -------
of beneficial ownership, any shares beneficially owned by individuals, trusts and/or other entities who partially or wholly comprise such a "person" and who were, as of January 1, 1989, in the aggregate, the beneficial owners of twenty percent (20%) or more of the shares of the Common Stock then outstanding shall not be counted; or

               (b) the shareholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least sixty-five percent (65%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (with the exception given and the method of determining "beneficial ownership" used in clause (a) of this definition) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

               (c) during any period of two consecutive years (not including any period prior to the effectiveness of the 1989 Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (d) of this definition) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

               (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          15.  Adjustments Upon Changes in Capitalization and Other Matters.

               In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 hereof,
                                                              -------
to the end that the proportionate interest of the Option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of Options and with a corresponding adjustment in the Option price per share.

          If an Option hereunder shall be assumed, or a new Option substituted therefor, as a result of the sale of the Company, whether by a corporate merger, consolidation or sale of property or stock, where Section 14 does not apply,
                                                  -------
then membership on the Board of Directors of such assuming or substituting corporation or by a parent corporation or a subsidiary thereof shall be considered for purposes of an Option to be membership on the Board.

          16. Restrictions on Issuance of Shares. Notwithstanding the provisions of Sections 7 and 11 hereof, the Company shall have no obligation to
              --------
deliver any certificate or certificates upon exercise of an Option until the following conditions shall be satisfied:

          (i) the shares with respect to which the Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

          (ii) counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended;

and the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

          The Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any Option may be exercised.

          17. Representation of Optionee. If requested by the Company, the Optionee shall deliver to the Company written warranties and representations upon exercise of the Option that are necessary to show compliance with Federal and state securities laws including warranties and representations to the effect that a purchase of shares under the Option is made for investment and not with a view to their distribution (as that term is used in the 1933 Act).

          18. Termination and Amendment of 1989 Plan. The Board may at any time terminate the 1989 Plan or make such modification or amendment thereof as it deems advisable, provided, however, that the Board may not, without approval
                 --------  -------
within twelve months thereafter by the affirmative vote of the holders of a majority of the shares of the Company present in person or by proxy and entitled to vote at a meeting, modify or amend the 1989 Plan in a manner which would require shareholder approval pursuant to the provisions of Rule 16b-3 (or any successor or amended rule) of the Securities and Exchange Commission promulgated under the 1934 Act provided further that the provisions of this Plan specified
                   -------- -------
in Rule 16b-3(c)(2)(ii)(A) may not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code, the Employee Retirements Income Security Act or the rules thereunder. Termination or any modification or amendment of the 1989 Plan shall not, without consent of an Optionee, affect his rights under an Option previously granted to him.

                                      -8-